SECURITIES AND EXCHANGE COMMISSION

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report
               (Date of earliest event reported): February 10, 2005


                             ADVANCED PHOTONIX, INC.
             (Exact Name of Registrant as specified in its Charter)



                Delaware              1-11056          33-0325826
      (State or other jurisdiction  (Commission      (IRS Employer
          of incorporation)         File Number)   Identification No.)



                 1240 Avenida Acaso, Camarillo, California 93012
               (Address of Principal Executive Offices) (ZIP Code)


       Registrant's telephone number, including area code: (805) 987-0146


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION


     On February 10, 2005, the Registrant issued a press release announcing its results of operations for the third fiscal quarter and nine month period ended December 26, 2004. A copy of the press release is included with this report as
Exhibit 99.1.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Index
-----------------------------------------------------------

Exhibit 99.1 Press release of Advanced Photonix, Inc. dated February 10, 2005, announcing financial results for the third fiscal quarter and nine month period ended December 26, 2004.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ADVANCED PHOTONIX, INC.



                                     By:  /s/ Susan A. Schmidt
                                          ----------------------------------
                                          Susan A. Schmidt
                                          Chief Financial Officer and Secretary